UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

PORTLOGIC SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada                                                                        20-2000407

(State of incorporation or organization)

(I.R.S. Employer Identification No.)

100 King Street West, Suite 5700

Toronto, Ontario, Canada M5X 1K7

(Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class

Name of each exchange on which

to be so registered

Each class is to be registered

Not Applicable

Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:

333-151434

(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, Par Value $0.001 per share

(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.

Description of Registrant’s Securities to be Registered

The description of securities contained in Registrant’s Registration Statement on Form S-1/A (Amendment No. 1) as filed with the Commission on June 24, 2008 is hereby incorporated by reference.

Item 2.

Exhibits.

3.1

Amended and Restated Articles of Incorporation of Registrant dated June 23, 2008. (1)

3.2

Amended and Restated Bylaws of Registrant dated June 23, 2008. (1)

(1)

Previously filed with Registration Statement on Form S-1/A (Amendment No. 1) filed on June 24, 2008.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

PORTLOGIC SYSTEMS INC.

By:

/s/ Jueane Thiessen

Date:   October 13, 2010

Jueane Thiessen,

Chief Financial Officer